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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 9, 2001

Willis Lease Finance Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-28774 (Commission File Number)	68-0070656 (I.R.S. Employer Identification Number)

2320 Marinship Way, Suite 300
Sausalito, California 94965
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (415) 331-5281

Item 5. Other Events.

    On July 9, 2001, the Registrant announced that Donald E. Moffitt resigned from the Registrant's board of directors and Glenn L. Hickerson was appointed to replace him.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits

Exhibit No.	Description
99	Press Release issued on July 9, 2001.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of July 9, 2001.

WILLIS LEASE FINANCE CORPORATION
By:	/s/ NICHOLAS J. NOVASIC Nicholas J. Novasic Chief Financial Officer

Exhibit List

Exhibit No.	Description
99	Press Release issued on July 9, 2001.

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SIGNATURES
Exhibit List